Exhibit 4.1

                     [ SPECIMEN OF COMMON STOCK CERTIFICATE ]


                                      1999

                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH
                          MORGAN CLARK MANAGEMENT, INC.
                   100,000,000 Common Shares, $0.001 Par Value

Cert. No. ________                                           Shares_____________

THIS CERTIFIES that ____________is the registered holder of __________________ Shares of

                          MORGAN CLARK MANAGEMENT, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers this _____ day of ______, A.D. 2000.


                                 [Corporate Seal
                                      1999
                                      Utah]
--------------------------------                --------------------------------
Vincent van den Brink, Secretary                Vincent van den Brink, President


The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless a compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.


                     Atlas Stock Transfer Company _________
                            Salt Lake City, UT 84107

                                   ASSIGNMENT
                                   ----------

FOR VALUE RECEIVED,______________________________ hereby sell, assign and transfer unto


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      (Please print or type name, address and SS# or ID number of Assignee)

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       ____________________________________________________________ Shares
                             (Type Number of Shares)

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

            ______________________________________________ Attorney
                                (Type Full Name)

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ___________________________

                                     ------------------------------------------
                                     Name:

                                     ------------------------------------------
                                     Name:

Notice: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any whatever.

Notice: Signatures must be guaranteed by a registered brokerage firm, a bank or a trust company.